EXHIBIT 10.m

          FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (FACILITY A)

      First Amendment to Revolving Credit Agreement (Facility A) (this "Amendment"), dated as of January 20, 1998 (the "Amendment Date"), by and among LENNAR CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), the Subsidiaries of the Company listed in
Schedule I (said Subsidiaries, together with the Company, hereinafter individually and collectively referred to as the "Borrower") to the Agreement (as hereinafter defined), the lenders listed in Schedule II to the Agreement (the "Lenders"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent"), amending the Revolving Credit Agreement (Facility A), dated as of October 31, 1997, by and among the Borrower, the Lenders and the Agent (the "Agreement").

                                     RECITAL

      The Borrower has requested that the Lenders amend the Agreement to provide for a possible increase in the Aggregate Facility A Commitment from $450,000,000 to $500,000,000 and to increase the Swing Line Commitment from $15,000,000 to $30,000,000, and the Lenders are willing to make such amendment, all upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

      In consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

      1. AGREEMENT RECITAL. The Recital at the beginning of the Agreement is amended in its entirety to read as follows:

            The Borrower desires to obtain from the Lenders and the Lenders are willing to provide to the Borrower revolving credit loans in an aggregate principal amount outstanding from time to time not to exceed $450,000,000 (subject to increase as provided herein), upon the terms and subject to the conditions hereinafter set forth.

      2. CAPITALIZED TERMS. Capitalized terms used in this Amendment, and not otherwise defined or redefined herein, shall have the meanings ascribed to them in the Agreement.

      3. DEFINITIONS. The following definitions contained in Section 1 of the Agreement are amended in their entirety to read as follows:

            "AGGREGATE FACILITY A COMMITMENT" means $450,000,000, as such amount may be increased pursuant to Section 2.22 (but not beyond $500,000,000) or reduced from time to time pursuant to the terms hereof.

            "LENDERS" means the lending institutions listed on the signature pages of this Agreement, any additional financial institutions which become Lenders pursuant to Section 2.22, and the respective successors and permitted assigns of such lending institutions.

            "SWING LINE COMMITMENT" means the obligation of the Swing Line Bank to make Swing Line Loans up to a maximum of $30,000,000 at any time outstanding.

      4. INCREASE IN FACILITY A COMMITMENT; ADMISSION OF ADDITIONAL LENDERS. A new Section 2.22 is added to the Agreement to read as follows:

            SECTION 2.22 INCREASE IN FACILITY A COMMITMENT; ADMISSION OF ADDITIONAL LENDERS.

            (a) Upon the approval of the Agent, additional financial institutions may become Lenders hereunder provided that (i) each such additional Lender and the amount of the Facility A Commitment of such Lender have been approved in writing by Borrower, (ii) Borrower shall have agreed in writing that all of the terms, covenants and provisions of this Agreement and all of the other Facility A Loan Documents shall, from and after the admission of each additional Lender, inure to the benefit of such Lender, (iii) each additional Lender shall agree in writing to the amount of its Facility A Commitment and to be bound, from and after the date of its admission as an additional Lender, by all of the terms, conditions and provisions of this Agreement and the Facility A Loan Documents, to the same extent and with the same effect as if such additional Lender were an original signatory to this Agreement, (iv) Borrower shall have executed and delivered a Facility A Note which is payable to the order of the additional Lender in the amount of its Facility A Commitment, and (v) in no event shall the Aggregate Facility A Commitment at any time exceed $500,000,000. The form and substance of the documents required under clause (ii), (iii) and (iv) above must be fully acceptable to the Agent. The Agent shall provide written notice to all of the other Lenders hereunder of the admission of any additional Lender pursuant to this Section 2.22 and shall furnish to each of the other Lenders a copy of the agreements required under clauses (ii) and (iii) above.

            (b) Upon the admission of any additional Lender pursuant to this
      Section 2.22, such Lender shall make a Loan to Borrower in an amount sufficient, upon application of the proceeds thereof to the reduction of the outstanding

      Floating Rate Advances held by the other Lenders, to cause the principal amount outstanding under the Loans made by each Lender (including, without limitation, the Loan made by the additional Lender) to be in proportion to the ratio that the respective Facility A Commitments of the Lenders (including, without limitation, the additional Lender) bear to the Aggregate Facility A Commitment. The Borrower hereby irrevocably authorizes each additional Lender to fund to the Agent the Loan required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding Floating Rate Advances. To the extent that the amount of outstanding Floating Rate Advances at the time of the proposed admission of a Lender hereunder is less than the amount of the Loan required to be made by the additional Lender to achieve each Lender's Loan being in such proportion, then the obligation of the additional Lender to fund its Pro Rata Share of the Floating Rate Advances shall be deferred until there are sufficient Floating Rate Advances, as a result of the conversion of Fixed Rate Advances in accordance with the terms of this Agreement, to achieve such proportion. After the additional Lender makes the Loan required to be made under this Section 2.22(b), each Facility A Advance under this Agreement shall consist of Loans made ratably by the several Lenders in accordance with this Article II.

            (c) Notwithstanding the forgoing provisions of this Section 2.22, in lieu of one or more new financial institutions becoming Lenders hereunder with respect to any increase in the Facility A Commitment, First Chicago shall have the right to fund all or any part of such increase and to that extent increase the Facility A Commitment of First Chicago as a Lender hereunder.

      5. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when (A) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower and each of the Lenders, and (ii) each of the documents specified in subsections (a) - (f) below (with all documents required below, except as otherwise specified, to be dated the date of receipt thereof by the Agent, which date shall be the same for all such documents, each of such documents to be in form and substance satisfactory to the Agent), and (B) the condition specified in subsection (g) below shall have been satisfied:

            (a) The favorable written opinion by Rubin Baum Levin Constant Friedman & Bilzin, counsel for the Borrower, addressed to the Lenders and in form and substance satisfactory to the Agent, and dated the Amendment Date, that
(i) this Amendment has been duly authorized, executed and delivered by the Borrower, (ii) this Amendment is enforceable in accordance with its terms, except as the rights and remedies of the Lenders or First Chicago thereunder may be limited by (A) applicable bankruptcy, reorganization, insolvency and other laws effecting creditors' rights generally from time to time in effect, (B) the exercise of the discretionary powers of the court before which any proceeding seeking equitable remedies (including, without limitation, specific performance and injunctive relief) may be brought, and (C) such other qualifications expressed in the opinion, PROVIDED that such qualifications are acceptable to Agent; and
(iii) nothing contained in this Amendment extinguishes, terminates or in any way adversely affects the rights or remedies of the Lenders under the Subsidiary Guarantees or the validity or enforceability thereof in accordance with their respective terms. Such counsel may rely, in their opinion, on the opinions of special counsel to the Borrower referred to in subsection 6(b) below, as to matters of law of the State of Illinois. The Borrower hereby instructs its counsel to prepare its opinion and deliver it to the Lenders for their benefit, and such opinion shall contain a statement to such effect.

            (b) The favorable written opinion of Rudnick & Wolfe, special counsel to the Borrower, addressed to the Lenders and in form and substance satisfactory to the Agent, dated the Amendment Date, that (i) no authorization, consent, approval, license or exemption of, or filing nor registration with or other action by any Illinois, United States federal or Delaware governmental department, commission, board, bureau, regulatory body, agency or instrumentality or, to the best knowledge of such counsel, any court is or will be necessary for the execution, delivery and performance by the Borrower of this Amendment, (ii) this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as the rights and remedies of the Lenders thereunder may be limited by (A) applicable bankruptcy, reorganization, insolvency and other laws effecting creditors' rights generally from time to time in effect, (B) the exercise of the discretionary powers of the court before which any proceeding seeking equitable remedies (including, without limitation, specific performance and injunctive relief) may be brought, and (C) such other qualifications expressed in the opinion, PROVIDED that such qualifications are acceptable to Agent; and (iii) nothing contained in this Amendment extinguishes, terminates or in any way adversely affects the rights or remedies of the Lenders under the Subsidiary Guarantees or the validity or enforceability thereof in accordance with their respective terms. Such opinion shall also cover the matters set forth in clause
(i) of this subsection with respect to each Subsidiary Guaranty. The Borrower hereby instructs its special counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

            (c) The favorable written opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., special counsel to the Agent and the Lenders, dated the Amendment Date, addressed to the Lenders to the effect that: while it has not independently considered the matters covered by the opinions provided pursuant to subsections (a) and (b) above, to the extent necessary to enable it to express the conclusions stated therein, those opinions of counsel and the other documents provided pursuant to this Amendment are substantially responsive to the requirements of this Amendment.

      (d) The following supporting documents with respect to each Borrower: (i) with respect to each Borrower which was formed after October 31, 1997, a copy of its certificate or articles of incorporation, certified as of a date reasonably close to the Amendment Date to be a true and accurate copy by the Secretary of State of its state of incorporation, (ii) with respect to all Borrowers formed prior to October 31, 1997, a certificate of its Secretary or Assistant Secretary, dated the Amendment Date, to the effect that there have been no amendments to its certificate or articles of incorporation since October 31, 1997; (iii) a certificate of the Secretary of State of its state of incorporation, dated as of a date reasonably close to the Amendment Date, as to its existence and (if available) good standing; (iv) a certificate of the Secretary of State of each jurisdiction, other than its state of incorporation, in which it does business, as to its qualification as a foreign corporation, dated as of a date reasonably close to the Amendment Date; (v) a copy of its by-laws, certified by its Secretary or Assistant Secretary to be a true and accurate copy of its by-laws in effect on the Amendment Date, or a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments thereto since October 31, 1997; (vi) a certificate of its Secretary or Assistant Secretary, dated the Amendment Date, as to the incumbency and signatures of its officers who have executed any documents in connection with the transactions contemplated by this Amendment; (vii) a copy of resolutions of its Board of Directors or the Executive Committee of its Board of Directors, certified by its Secretary or Assistant Secretary as of the Amendment Date to be a true and accurate copy of resolutions duly adopted by such Board of Directors or Executive Committee that are in full force and effect on the Amendment Date, authorizing the execution and delivery by it of this Amendment and the performance by it of all its obligations hereunder; and (viii) such additional supporting documents and other information with respect to its operations and affairs as the Agent may reasonably request.

            (e) A certificate signed by a duly authorized officer of each Borrower stating that: (i) the representations and warranties of the Borrower contained in Article IV of the Agreement and in Section 6 of this Amendment are correct and accurate on and as of the Amendment Date as though made on and as of the Amendment Date and (ii) no event has occurred and is continuing which constitutes an Event of Default or Unmatured Default under the Agreement.

            (f) Such other documents as any Lender or its counsel may reasonably request.

            (g) There shall not have occurred any changes in the consolidated financial condition or results of operations of the Borrower from that reflected in the financial statements dated August 31, 1997 which has or reasonably could be expected to have, in the judgment of the Required Lenders, a Material Adverse Effect on the Borrower's operations, taken as a whole.

      6.    REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THIS AMENDMENT,
ETC. The Borrower hereby represents and warrants to the Agent and the Lenders that the execution and delivery by the Borrower of this Amendment and each other document executed by the Borrower in connection herewith and the performance by the Borrower of all its obligations hereunder and thereunder and any and all actions taken by the Borrower (i) have been duly authorized by all requisite corporate action of the Borrower, (ii) will not violate or be in conflict with
(a) any provisions of law (including, without limitation, any applicable usury or similar law), (b) any order, rule, regulation, writ, judgment, injunction, decree or award of any court or other agency of government, or (c) any provision of its certificate or articles of incorporation or by-laws, (iii) will not violate, be in conflict with, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement or other instrument to which it is a party or by which it or any of its properties or assets is or may be bound, and (iv) except as otherwise contemplated by the Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon, or any security interest in, any of its properties or assets. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      7. LOCATION OF EXECUTION. This Amendment has been executed by the Borrower in Los Angeles, California, and delivered to the Agent in Chicago, Illinois. The Borrower reaffirms its obligation to reimburse and indemnify the Lenders for any documentary stamp tax or other taxes which may be imposed upon the Lenders in respect of the Agreement or any Facility A Loan Documents.

      8. NO OTHER MODIFICATIONS. Except as expressly amended or modified by the terms hereof, the Agreement and the other Facility A Loan Documents shall remain in full force and effect. This Amendment shall not affect, modify or diminish the obligations of Borrower which have accrued prior to the Amendment Date including, but not limited to, obligations to pay commitment fees and interest at the levels and rates as in effect prior to the Amendment Date.

      9. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The Borrower hereby certifies that the representations and warranties contained in the Agreement and the other Facility A Loan Documents continue to be true and correct and that no Event of Default or Unmatured Default has occurred.

      10. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the Amendment Date.

                         [Signatures begin on next page]

                             BORROWER:

                             LENNAR CORPORATION AND EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I

                             By: /s/ BRUCE GROSS
                                 -----------------------------------------------
                                     Bruce Gross as Vice President or authorized
                                     signatory of each of such corporations

                             Address:
                             Lennar Corporation
                             700 Northwest 107th Avenue
                             Miami, Florida 33172
                             Attention: Bruce Gross, Vice President-Finance

FACILITY A COMMITMENTS:      LENDERS:

$40,645,161.29               THE FIRST NATIONAL BANK OF CHICAGO,
                             Individually and as Agent

                             By: /s/ GREGORY GILBERT
                                 -----------------------------------------------
                                     Gregory A. Gilbert, Vice President

                             Address:
                             The First National Bank of Chicago
                             One First National Plaza
                             14th Floor, Suite 0151
                             Chicago, Illinois 60670-0151
                             Attention: Gregory A. Gilbert, Vice President

                             with a copy to:
                             The First National Bank of Chicago
                             One First National Plaza, Suite 0801
                             Chicago, Illinois 60670-0801
                             Attention: Law Department

$34,838,709.68               NATIONSBANK, N.A.

                             By: /s/ PHILIP CARROLL
                                 -----------------------------------------------
                                     PHILIP  CARROLL, SR.VICE PRESIDENT

                             Address:
                             100 S.E. 2nd Street, 14th FL
                             Miami, Florida 33131
                             Attention: Mr. Philip Carroll

$34,838,709.68               CREDIT LYONNAIS ATLANTA AGENCY

                             By: /s/ DAVID M. CAWRSE
                                 -----------------------------------------------
                                     DAVID M. CAWRSE, FIRST VICE PRESIDENT &
                                     MANAGER

                             Address:
                             303 Peachtree Street, N.E., Suite 4400
                             Atlanta, Georgia 30308
                             Attention: Mr. Kevin Murphy, Vice President

$34,838,709.68               BANK OF AMERICA NATIONAL
                             TRUST & SAVINGS ASSOCIATION

                             By: /s/ MARK W. LARIVIERE
                                 -----------------------------------------------
                                     MARK W. LARIVIERE, VICE PRESIDENT

                             Address:
                             231 S. LaSalle, 12th Floor
                             Chicago, Illinois 60697
                             Attention: Mr. Mark Lariviere

$34,838,709.68               COMERICA BANK

                             By: /s/ MARTIN G. ELLIS
                                 -----------------------------------------------
                                     ___________________, ______________________

                             Address:
                             One Detroit Center
                             500 Woodward Avenue, 9th Floor
                             Detroit, Michigan 48226
                             Attention: Mr. Martin Ellis, Vice President

$30,483,870.97               FLEET NATIONAL BANK

                             By: /s/ PATRICK BURNS
                                 -----------------------------------------------
                                     PATRICK BURNS, VICE PRESIDENT

                             Address:
                             111 Westminster Street
                             RIMO0215 - 8th FL
                             Providence, Rhode Island 02903
                             Attention: Mr. James B. McLaughlin

$30,483,870.97               GUARANTY FEDERAL BANK, F.S.B.

                             By: /s/ JENNIFER RAY
                                 -----------------------------------------------
                                     JENNIFER RAY, ASST. VICE PRES.

                             Address:
                             8333 Douglas Avenue
                             Dallas, Texas 75225
                             Attention: Mr. Randy Reid

$23,225,806.45               THE INDUSTRIAL BANK OF JAPAN,  LIMITED,
                             ATLANTA AGENCY

                             By: /s/ KAZUO IIDA
                                 -----------------------------------------------
                                     KAZUO IIDA, GENERAL MANAGER

                             Address:
                             191 Peachtree Street, Suite 3600
                             Atlanta, Georgia 30303-1757
                             Attention: Mr. Michael Harvey, Vice President

$23,225,806.45               U.S. BANK NATIONAL ASSOCIATION

                             By: /s/ KATHLEEN CONNOR
                                 -----------------------------------------------
                                     KATHLEEN CONNOR, VICE PRESIDENT

                             Address:
                             Real Estate Banking Division
                             601 2nd Avenue South
                             First Bank Place
                             Minneapolis, Minnesota 55402
                             Attention: Ms. Kathleen Connor

$23,225,806.45               PNC BANK, NATIONAL ASSOCIATION

                             By: /s/ DOUGLAS PAUL
                                 -----------------------------------------------
                                     DOUGLAS G. PAUL, VICE PRESIDENT

                             Address:
                             Two Tower Center
                             Suite J3-JTTC-18-6
                             East Brunswick, New Jersey 08816
                             Attention: Mr. Douglas G. Paul

$23,225,806.45               SOCIETE GENERALE

                             By: /s/ LOUIS P. LAVILLE
                                 -----------------------------------------------
                                     LOUIS P. LAVILLE, VICE PRESIDENT

                             Address:
                             303 Peachtree Street, Suite 3040
                             Atlanta, Georgia 30308
                             Attention: Mr. Ed Forseberg

$17,419,354.84               AMSOUTH BANK

                             By: /s/ RONNY HUDSPETH
                                 -----------------------------------------------
                                     RONNY HUDSPETH, VICE PRESIDENT

                             Address:
                             1900 Fifth Avenue
                             Birmingham, Alabama 35288
                             Attention: Mr. Ronny Hudspeth

$14,516,129.03               BARNETT BANK, N.A., SOUTH FLORIDA

                             By: /s/ CLAY F. WILSON
                                 -------------------------------------------
                                     CLAY F. WILSON, GROUP SR. VICE PRESIDENT

                             Address:
                             701 Brickell Avenue, 6th FL
                             Miami, Florida 33131
                             Attention: Mr. Clay F. Wilson, Group Vice President

$14,516,129.03               THE DAI-ICHI KANGYO BANK, LTD.

                             By: /s/ TATSUJI NOGUCHI
                                 -------------------------------------------
                                     TATSUJI NOGUCHI, JOINT GENERAL MANAGER

                             Address:
                             Marquis Two Tower, Suite 2400
                             285 Peachtree Center Avenue, N.E.
                             Atlanta, Georgia 30303
                             Attention: Mr. Guenter Kittel

$14,516,129.03               THE FUJI BANK AND TRUST COMPANY

                             By: /s/ TEIJI TERAMOTO
                                 -------------------------------------------
                                     TEIJI TERAMOTO, VICE PRESIDENT & MANAGER

                             Address:
                             Two World Trade Center, 79th FL
                             New York, New York 10048
                             Attention:  Mr. David Lee,  Assistant Vice
                             President

$14,516,129.03               KREDIETBANK, N.V.

                             By: /s/ R. SNAUFFER /s/ MICHAEL CURRAN
                                 -----------------------------------------------
                                     ROBERT SNAUFFER, VICE PRESIDENT
                                     MICHAEL V. CURRAN, VICE PRESIDENT

                             Address:
                             125 West 55th Street
                             New York, New York 10019
                             Attention: Mr. Michael Curran

$14,516,129.03               SAKURA BANK

                             By: /s/ HIROYASU IMANISHI
                                 -------------------------------------------
                                     HIROYASU IMANISHI, V.P. & SENIOR MANAGER

                             Address:
                             Marquis 1 Tower
                             245 Peachtree Center Avenue
                             Atlanta, Georgia 30303
                             Attention: Mr. Ric Spenser

$14,516,129.03               SUNTRUST BANK, MIAMI, N.A.

                             By: /s/ ROBERT HUMMEL
                                 -------------------------------------------
                                     ROBERT E. HUMMEL, SENIOR VICE PRESIDENT

                             Address:
                             Real Estate Division
                             777 Brickell Avenue
                             Miami, Florida 33131
                             Attention:  Mr. Robert Hummel, Senior Vice
                             President

$11,612,903.23               BANQUE PARIBAS

                             By: /s/ ROBERT CARINO /s/ DUANE HELKOWSKI
                                 -------------------------------------------
                                     ROBERT G. CARINO, VICE PRESIDENT
                                     DUANE HELKOWSKI, VICE PRESIDENT

                             Address:
                             787 Seventh Avenue
                             New York, New York 10019
                             Attention: Mr. Duane Helkowski

          FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (FACILITY B)

      First Amendment to Revolving Credit Agreement (Facility B) (this "Amendment"), dated as of January 20, 1998 (the "Amendment Date"), by and among LENNAR CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), the Subsidiaries of the Company listed in
Schedule I (said Subsidiaries, together with the Company, hereinafter individually and collectively referred to as the "Borrower") to the Agreement (as hereinafter defined), the lenders listed in Schedule II to the Agreement (the "Lenders"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent"), amending the Revolving Credit Agreement (Facility B), dated as of October 31, 1997, by and among the Borrower, the Lenders and the Agent (the "Agreement").

                                     RECITAL

      The Borrower has requested that the Lenders amend the Agreement to increase the Aggregate Facility B Commitment from $100,000,000 to $150,000,000, and the Lenders are willing to make such amendment, all upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

      In consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

      1. AGREEMENT RECITAL. The Recital at the beginning of the Agreement is amended in its entirety to read as follows:

            The Borrower desires to obtain from the Lenders and the Lenders are willing to provide to the Borrower revolving credit loans in an aggregate principal amount outstanding from time to time not to exceed $150,000,000, upon the terms and subject to the conditions hereinafter set forth.

      2. CAPITALIZED TERMS. Capitalized terms used in this Amendment, and not otherwise defined or redefined herein, shall have the meanings ascribed to them in the Agreement.

      3. DEFINITIONS. The following definitions contained in Section 1 of the Agreement are amended in their entirety to read as follows:

            "AGGREGATE FACILITY A COMMITMENT" means $450,000,000, as such amount may be increased or reduced from time to time pursuant to the terms of the Facility A Credit Agreement.

            "AGGREGATE FACILITY B COMMITMENT" means $150,000,000, as such amount may be reduced from time to time pursuant to the terms hereof.

            "LENDERS" means the lending institutions listed on the signature pages of this Agreement, any additional financial institutions which become Lenders pursuant to Section 2.21, and the respective successors and permitted assigns of such lending institutions.

      4. INCREASE IN FIRST CHICAGO COMMITMENT. The Facility B Commitment of First Chicago is hereby increased from $9,032,258.02 to $59,032,258.02, and the Facility B Note and Facility B Term Note issued to First Chicago on the Effective Date under the Agreement shall be exchanged with the Borrower for a new Facility B Note and Facility B Term Note, each payable to First Chicago (collectively, the "First Chicago Notes") and reflecting First Chicago's increased Facility B Commitment. The dollar amount of the Facility B Commitment of each of the Lenders other than First Chicago is and shall remain unaffected by this Amendment.

      5. ADMISSION OF ADDITIONAL LENDERS. A new Section 2.21 is added to the Agreement to read as follows:

            SECTION 2.21 ADMISSION OF ADDITIONAL LENDERS.

            (a) Upon the approval of the Agent, additional financial institutions may become Lenders hereunder provided that (i) each such additional Lender and the amount of the Facility B Commitment of such Lender have been approved in writing by Borrower, (ii) Borrower shall have agreed in writing that all of the terms, covenants and provisions of this Agreement and all of the other Facility B Loan Documents shall, from and after the admission of each additional Lender, inure to the benefit of such Lender, (iii) each additional Lender shall agree in writing to the amount of its Facility B Commitment and to be bound, from and after the date of its admission as an additional Lender, by all of the terms, conditions and provisions of this Agreement and the Facility B Loan Documents, to the same extent and with the same effect as if such additional Lender were an original signatory to this Agreement, (iv) Borrower shall have executed and delivered a Facility B Note which is payable to the order of the additional Lender in the amount of its Facility B Commitment, and (v) in no event shall the Aggregate Facility B Commitment at any time exceed $150,000,000. The form and substance of the documents required under clause (ii), (iii) and (iv) above must be fully acceptable to the Agent. The Agent shall provide written notice to all of the other Lenders hereunder of the admission of any additional Lender pursuant to this Section 2.21 and shall furnish to each of the other Lenders a copy of the agreements required under clauses (ii) and (iii) above.

            (b) Upon the admission of any additional Lender pursuant to this
      Section 2.21, such Lender shall make a Loan to Borrower in an amount sufficient, upon application of the proceeds thereof to the reduction of the outstanding Floating Rate Advances held by the other Lenders, to cause the principal amount outstanding under the Loans made by each Lender (including, without limitation, the Loan made by the additional Lender) to be in proportion to the ratio that the respective Facility B Commitments of the Lenders (including, without limitation, the additional Lender) bear to the Aggregate Facility B Commitment. The Borrower hereby irrevocably authorizes each additional Lender to fund to the Agent the Loan required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding Floating Rate Advances. To the extent that the amount of outstanding Floating Rate Advances at the time of the proposed admission of a Lender hereunder is less than the amount of the Loan required to be made by the additional Lender to achieve each Lender's Loan being in such proportion, then the obligation of the additional Lender to fund its Pro Rata Share of the Floating Rate Advances shall be deferred until there are sufficient Floating Rate Advances, as a result of the conversion of Fixed Rate Advances in accordance with the terms of this Agreement, to achieve such proportion. After the additional Lender makes the Loan required to be made under this Section 2.21(b), each Facility A Advance under this Agreement shall consist of Loans made ratably by the several Lenders in accordance with this Article II.

      6. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when (A) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower and each of the Lenders, (ii) the First Chicago Notes, duly executed by the Borrower, and (iii) each of the documents specified in subsections (a) - (f) below (with all documents required below, except as otherwise specified, to be dated the date of receipt thereof by the Agent, which date shall be the same for all such documents, each of such documents to be in form and substance satisfactory to the Agent), and (B) the condition specified in subsection (g) below shall have been satisfied:

            (a) The favorable written opinion by Rubin Baum Levin Constant Friedman & Bilzin, counsel for the Borrower, addressed to the Lenders and in form and substance satisfactory to the Agent, and dated the Amendment Date, that
(i) this Amendment and the First Chicago Notes have been duly authorized, executed and delivered by the Borrower, (ii) this Amendment and the First Chicago Notes are enforceable in accordance with their respective terms, except as the rights and remedies of the Lenders or First Chicago thereunder may be limited by (A) applicable bankruptcy, reorganization, insolvency and other laws effecting creditors' rights generally from time to time in effect, (B) the exercise of the discretionary powers of the court before which any proceeding seeking equitable remedies (including, without limitation, specific performance and injunctive relief) may be brought, and (C) such other qualifications expressed in the opinion, PROVIDED that such qualifications are acceptable to Agent; and (iii) nothing contained in this Amendment extinguishes, terminates or in any way adversely affects the rights or remedies of the Lenders under the Subsidiary Guarantees or the validity or enforceability thereof in accordance with their respective terms. Such counsel may rely, in their opinion, on the opinions of special counsel to the Borrower referred to in subsection 6(b) below, as to matters of law of the State of

Illinois. The Borrower hereby instructs its counsel to prepare its opinion and deliver it to the Lenders for their benefit, and such opinion shall contain a statement to such effect.

            (b) The favorable written opinion of Rudnick & Wolfe, special counsel to the Borrower, addressed to the Lenders and in form and substance satisfactory to the Agent, dated the Amendment Date, that (i) no authorization, consent, approval, license or exemption of, or filing nor registration with or other action by any Illinois, United States federal or Delaware governmental department, commission, board, bureau, regulatory body, agency or instrumentality or, to the best knowledge of such counsel, any court is or will be necessary for the execution, delivery and performance by the Borrower of this Amendment or the First Chicago Notes, (ii) this Amendment and the First Chicago Notes constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as the rights and remedies of the Lenders and First Chicago thereunder may be limited by (A) applicable bankruptcy, reorganization, insolvency and other laws effecting creditors' rights generally from time to time in effect, (B) the exercise of the discretionary powers of the court before which any proceeding seeking equitable remedies (including, without limitation, specific performance and injunctive relief) may be brought, and (C) such other qualifications expressed in the opinion, PROVIDED that such qualifications are acceptable to Agent; and (iii) nothing contained in this Amendment extinguishes, terminates or in any way adversely affects the rights or remedies of the Lenders under the Subsidiary Guarantees or the validity or enforceability thereof in accordance with their respective terms. Such opinion shall also cover the matters set forth in clause
(i) of this subsection with respect to each Subsidiary Guaranty. The Borrower hereby instructs its special counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

            (c) The favorable written opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., special counsel to the Agent and the Lenders, dated the Amendment Date, addressed to the Lenders to the effect that: while it has not independently considered the matters covered by the opinions provided pursuant to subsections (a) and (b) above, to the extent necessary to enable it to express the conclusions stated therein, those opinions of counsel and the other documents provided pursuant to this Amendment are substantially responsive to the requirements of this Amendment.

            (d) The following supporting documents with respect to each
Borrower: (i) with respect to each Borrower which was formed after October 31, 1997, a copy of its certificate or articles of incorporation, certified as of a date reasonably close to the Amendment Date to be a true and accurate copy by the Secretary of State of its state of incorporation, (ii) with respect to all Borrowers formed prior to October 31, 1997, a certificate of its Secretary or Assistant Secretary, dated the Amendment Date, to the effect that there have been no amendments to its certificate or articles of incorporation since October 31, 1997; (iii) a certificate of the Secretary of State of its state of incorporation, dated as of a date reasonably close to the Amendment Date, as to its existence and (if available) good standing; (iv) a certificate of the Secretary of State of each jurisdiction, other than its state of incorporation, in which it does business, as to its qualification as a foreign corporation, dated as of a date reasonably close to the Amendment Date; (v) a copy of its by-laws, certified by its Secretary or Assistant Secretary to be a true and accurate copy of its by-laws in effect on the Amendment Date, or a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments thereto since October 31, 1997;
(vi) a certificate of its Secretary or Assistant Secretary, dated the Amendment Date, as to the incumbency and signatures of its officers who have executed any documents in connection with the transactions contemplated by this Amendment;
(vii) a copy of resolutions of its Board of Directors or the Executive Committee of its Board of Directors, certified by its Secretary or Assistant Secretary as of the Amendment Date to be a true and accurate copy of resolutions duly adopted by such Board of Directors or Executive Committee that are in full force and effect on the Amendment Date, authorizing the execution and delivery by it of this Amendment and the First Chicago Notes and the performance by it of all its obligations thereunder; and (viii) such additional supporting documents and other information with respect to its operations and affairs as the Agent may reasonably request.

            (e) A certificate signed by a duly authorized officer of each Borrower stating that: (i) the representations and warranties of the Borrower contained in Article IV of the Agreement and in Section 7 of this Amendment are correct and accurate on and as of the Amendment Date as though made on and as of the Amendment Date and (ii) no event has occurred and is continuing which constitutes an Event of Default or Unmatured Default under the Agreement.

            (f) Such other documents as any Lender or its counsel may reasonably request.

            (g) There shall not have occurred any changes in the consolidated financial condition or results of operations of the Borrower from that reflected in the financial statements dated August 31, 1997 which has or reasonably could be expected to have, in the judgment of the Required Lenders, a Material Adverse Effect on the Borrower's operations, taken as a whole.

      7.    REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THIS AMENDMENT,
Etc. The Borrower hereby represents and warrants to the Agent and the Lenders that the execution and delivery by the Borrower of this Amendment, the First Chicago Notes and each other document executed by the Borrower in connection herewith and the performance by the Borrower of all its obligations hereunder and thereunder and any and all actions taken by the Borrower (i) have been duly authorized by all requisite corporate action of the Borrower, (ii) will not violate or be in conflict with (a) any provisions of law (including, without limitation, any applicable usury or similar law), (b) any order, rule, regulation, writ, judgment, injunction, decree or award of any court or other agency of government, or (c) any provision of its certificate or articles of incorporation or by-laws, (iii) will not violate, be in conflict with, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement or other instrument to which it is a party or by which it or any of its properties or assets is or may be bound, and (iv) except as otherwise contemplated by the Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon, or any security interest in, any of its properties or assets. This Amendment and the First Chicago Notes constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      8. LOCATION OF EXECUTION. This Amendment and the First Chicago Notes have been executed by the Borrower in Los Angeles, California, and delivered to the Agent in Chicago, Illinois. The Borrower reaffirms its obligation to reimburse and indemnify the Lenders for any documentary stamp tax or other taxes which may be imposed upon the Lenders in respect of the Agreement, the First Chicago Notes or any Facility B Loan Documents.

      9. NO OTHER MODIFICATIONS. Except as expressly amended or modified by the terms hereof, the Agreement and the other Facility B Loan Documents shall remain in full force and effect. This Amendment shall not affect, modify or diminish the obligations of Borrower which have accrued prior to the Amendment Date including, but not limited to, obligations to pay commitment fees and interest at the levels and rates as in effect prior to the Amendment Date.

      10. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The Borrower hereby certifies that the representations and warranties contained in the Agreement and the other Facility B Loan Documents continue to be true and correct and that no Event of Default or Unmatured Default has occurred.

      11. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the Amendment Date.

                         [Signatures begin on next page]

                             BORROWER:

                             LENNAR CORPORATION AND EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I

                             By: /s/ BRUCE GROSS
                                     -------------------------------------------
                                     Bruce Gross as Vice President or authorized
                                     signatory of each of such corporations

                             Address:
                             Lennar Corporation
                             700 Northwest 107th Avenue
                             Miami, Florida 33172
                             Attention: Bruce Gross, Vice President-Finance

FACILITY B COMMITMENTS:      LENDERS:

$59,032,258.02               THE FIRST NATIONAL BANK OF CHICAGO,
                             Individually and as Agent

                             By: /s/ GREGORY GILBERT
                                     -------------------------------------------
                                     Gregory A. Gilbert, Vice President

                             Address:
                             The First National Bank of Chicago
                             One First National Plaza
                             14th Floor, Suite 0151
                             Chicago, Illinois 60670-0151
                             Attention: Gregory A. Gilbert, Vice President

                             with a copy to:
                             The First National Bank of Chicago
                             One First National Plaza, Suite 0801
                             Chicago, Illinois 60670-0801
                             Attention: Law Department

$7,741,935.48                NATIONSBANK, N.A.

                             By: /s/ PHILIP CARROLL
                                     -------------------------------------------
                                     PHILIP CARROLL, SR. VICE PRESIDENT

                             Address:
                             100 S.E. 2nd Street, 14th FL
                             Miami, Florida 33131
                             Attention: Mr. Philip Carroll

$7,741,935.48                CREDIT LYONNAIS ATLANTA AGENCY

                             By: /s/ DAVID M. CAWRSE
                                     -------------------------------------------

                                     DAVID M. CAWRSE, FIRST VICE PRESIDENT &
                                     MANAGER

                             Address:
                             303 Peachtree Street, N.E., Suite 4400
                             Atlanta, Georgia 30308
                             Attention: Mr. Kevin Murphy, Vice President

$7,741,935.48                BANK OF AMERICA NATIONAL
                             TRUST & SAVINGS ASSOCIATION

                             By: /s/ MARK W. LARIVIERE
                                 -----------------------------------------------
                                     MARK W. LARIVIERE, VICE PRESIDENT

                             Address:
                             231 S. LaSalle, 12th Floor
                             Chicago, Illinois 60697
                             Attention: Mr. Mark Lariviere

$7,741,935.48                COMERICA BANK

                             By: /s/ MARTIN G. ELLIS
                                 -----------------------------------------------
                                     MARTIN G. ELLIS, __________________________

                             Address:
                             One Detroit Center
                             500 Woodward Avenue, 9th Floor
                             Detroit, Michigan 48226
                             Attention: Mr. Martin Ellis, Vice President

$6,774,193.55                FLEET NATIONAL BANK

                             By: /s/ PATRICK BURNS
                                 -----------------------------------------------
                                     PATRICK BURNS, VICE PRESIDENT

                             Address:
                             111 Westminster Street
                             RIMO0215 - 8th FL
                             Providence, Rhode Island 02903
                             Attention: Mr. James B. McLaughlin

$6,774,193.55                GUARANTY FEDERAL BANK, F.S.B.

                             By: /s/ JENNIFER E. RAY
                                 -----------------------------------------------
                                     JENNIFER E. RAY, ASST. VICE PRESIDENT

                             Address:
                             8333 Douglas Avenue
                             Dallas, Texas 75225
                             Attention: Mr. Randy Reid

$5,161,290.32                THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                             ATLANTA AGENCY

                             By: /s/ KAZUO IIDA
                                 -----------------------------------------------
                                     KAZUO IIDA, GENERAL MANAGER

                             Address:
                             191 Peachtree Street, Suite 3600
                             Atlanta, Georgia 30303-1757
                             Attention: Mr. Michael Harvey, Vice President

$5,161,290.32                U.S. BANK NATIONAL ASSOCIATION

                             By: /s/ KATHLEEN CONNOR
                                 -----------------------------------------------
                                     KATHLEEN CONNOR, VICE PRESIDENT

                             Address:
                             Real Estate Banking Division
                             601 2nd Avenue South
                             First Bank Place
                             Minneapolis, Minnesota 55402
                             Attention: Ms. Kathleen Connor

$5,161,290.32                PNC BANK, NATIONAL ASSOCIATION

                             By: /s/ DOUGLAS PAUL
                                 -----------------------------------------------
                                     DOUGLAS G. PAUL, VICE PRESIDENT

                             Address:
                             Two Tower Center
                             Suite J3-JTTC-18-6
                             East Brunswick, New Jersey 08816
                             Attention: Mr. Douglas G. Paul

$5,161,290.32                SOCIETE GENERALE

                             By: /s/ LOUIS P. LAVILLE
                                 -----------------------------------------------
                                     LOUIS P. LAVILLE III, VICE PRESIDENT

                             Address:
                             303 Peachtree Street, Suite 3040
                             Atlanta, Georgia 30308
                             Attention: Mr. Ed Forseberg

$3,870,967.74                AMSOUTH BANK

                             By: /s/ RONNY HUDSPETH
                                 -----------------------------------------------
                                     RONNY HUDSPETH, VP

                             Address:
                             1900 Fifth Avenue
                             Birmingham, Alabama 35288
                             Attention: Mr. Ronny Hudspeth

$3,225,806.45                BARNETT BANK, N.A., SOUTH FLORIDA

                             By: /s/ CLAY F. WILSON
                                 -----------------------------------------------
                                     CLAY F. WILSON, GROUP SR. VICE PRESIDENT

                             Address:
                             701 Brickell Avenue, 6th FL
                             Miami, Florida 33131
                             Attention: Mr. Clay F. Wilson, Group Vice
                             President

$3,225,806.45                THE DAI-ICHI KANGYO BANK, LTD.

                             By: /s/ TATSUJI NOGUCHI
                                 -----------------------------------------------
                                     TATSUJI NOGUCHI, JOINT GENERAL MANAGER

                             Address:
                             Marquis Two Tower, Suite 2400
                             285 Peachtree Center Avenue, N.E.
                             Atlanta, Georgia 30303
                             Attention: Mr. Guenter Kittel

$3,225,806.45                THE FUJI BANK AND TRUST COMPANY

                             By: /s/ TEIJI TERAMOTO
                                 -----------------------------------------------
                                     TEIJI TERAMOTO, VICE PRESIDENT & MNANAGER

                             Address:
                             Two World Trade Center, 79th FL
                             New York, New York 10048
                             Attention: Mr. David Lee, Assistant Vice President

$3,225,806.45                KREDIETBANK, N.V.

                             By: /s/ R SNAUFFER /s/ MICHAEL CURRAN
                                 -----------------------------------------------
                                     ROBERT SNAUFFER, VICE PRESIDENT
                                     MICHAEL V. CURRAN, VICE PRESIDENT

                             Address:
                             125 West 55th Street
                             New York, New York 10019
                             Attention: Mr. Michael Curran

$3,225,806.45                SAKURA BANK

                             By: /s/ HIROYASU IMANISHI
                                 -----------------------------------------------
                                     HIROYASU IMANISHI, V.P. & SENIOR MAnager

                             Address:
                             Marquis 1 Tower
                             245 Peachtree Center Avenue
                             Atlanta, Georgia 30303
                             Attention: Mr. Ric Spenser

$3,225,806.45                SUNTRUST BANK, MIAMI, N.A.

                             By: /s/ ROBERT HUMMEL
                                 -----------------------------------------------
                                     ROBERT E. HUMMEL, SENIOR VICE PRESIDENT

                             Address:
                             Real Estate Division
                             777 Brickell Avenue
                             Miami, Florida 33131
                             Attention: Mr. Robert Hummel, Senior Vice President

$2,580,645.16                BANQUE PARIBAS

                             By: /s/ DUANE HELKOWSKI /s/ ROBERT CARINO
                                 -----------------------------------------------
                                     DUANE HELKOWSKI, VICE PRESIDENT
                                     ROBERT G. CARINO, VICE PRESIDENT

                             Address:
                             787 Seventh Avenue
                             New York, New York 10019
                             Attention: Mr. Duane Helkowski